UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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EXCHANGE PLACE ADVISORS TRUST

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NORTH SQUARE SPECTRUM ALPHA FUND

NORTH SQUARE MULTI STRATEGY FUND

NORTH SQUARE TACTICAL DEFENSIVE FUND

NORTH SQUARE TACTICAL GROWTH FUND

SERIES OF EXCHANGE PLACE ADVISORS TRUST

(formerly North Square Investments Trust)

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

March 20, 2025

As a shareholder of the North Square Spectrum Alpha Fund, the North Square Multi Strategy Fund, the North Square Tactical Defensive Fund, or the North Square Tactical Growth Fund (each, a “Fund,” together, the “Funds”), each a series of Exchange Place Advisors Trust (formerly North Square Investments Trust) (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to, among other changes, the termination of the former sub-adviser and the hiring of a new sub-adviser to the Funds. This notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and as a shareholder of a Fund you need not take any action.

Summary of Information Statement

The Information Statement details a change in the Funds' sub-adviser as a result of the novation of the Sub-Advisory Agreement between North Square Investments, LLC (the “Adviser”) and NSI Retail, LLC (“NSI Retail”) with respect the Funds (the “Sub-Advisory Agreement”). At a meeting of the Trust’s Board of Trustees (the “Board”) held on December 3-4, 2024, the Board (including a majority of the Board members who are not interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended) approved, among other items, the novation of the Sub-Advisory Agreement by CSM Advisors, LLC (“CSM”), pursuant to a Novation of Sub-Advisory Agreement (the “Novation Agreement”). Pursuant to the Novation Agreement, CSM, an affiliate of NSI Retail, became the investment sub-adviser to the Funds and is responsible for day-to-day portfolio management of the Funds. The novation was effected in connection with an internal restructuring in which all of NSI Retail’s advisory operations were transferred to CSM, including the provision of sub-advisory services to the Funds (the “Reorganization”).

The Novation Agreement went into effect as of December 20, 2024, the date of the Reorganization, and CSM became the Funds’ sub-adviser as of that date. The novation of the Sub-Advisory Agreement and the services provided to the Funds following the Reorganization did not result in any change in: (i) the level of sub-advisory services provided to the Funds, including the manner in which each Fund is managed or operated, as contemplated by the Sub-Advisory Agreement with respect to each Fund; (ii) the personnel who are responsible for providing sub-advisory services, including those responsible for the portfolio management of each Fund; and (iii) the terms of the Sub-Advisory Agreement, including the compensation paid to the Funds’ sub-adviser.

The Adviser has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits, among other matters, the Adviser, subject to certain conditions, to enter into a new sub-advisory agreement with an affiliated or non-affiliated sub-adviser (or sub-advisers) or to change the terms of an existing sub-advisory agreement, provided that the new agreement or the changes to an existing agreement are approved by a Fund’s Board. Although approval of the Novation Agreement by the Funds’ shareholders is not required, the Manager of Managers Order requires that an Information Statement be made available to the Funds’ shareholders.

By sending you this notice, the Funds are notifying you that they are making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may view and print the full Information Statement on the Funds’ website at www.northsquareinvest.com. The Information Statement will be available on the website until at least June 27, 2025. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. You may request a paper copy or PDF via email of the Information Statement be sent to you, free of charge, by contacting the Funds in writing at North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling 855-551-5521 by March 31, 2026. If you do not request a paper copy or PDF via email by this date, you will not otherwise receive a paper or email copy. The Funds’ most recent annual and semiannual reports are available upon request, without charge, by contacting your financial intermediary, writing to North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, calling 855-551-5521 or downloading them from the website at www.northsquareinvest.com.

The Funds will mail only one copy of this notice to a household, even if more than one person in a household is a Fund shareholder of record, unless the Funds have received contrary instructions from at least one of the shareholders. If you need additional copies of this notice and you are a holder of record of your shares, please contact the Funds in writing at North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or call 855-551-5521. If your shares are held in broker street name, please contact your financial intermediary to obtain additional copies of this notice. If in the future you do not want the mailing of notices to be combined with those of other members of your household, or if you have received multiple copies of this notice and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling 855-551-5521, or contact your financial intermediary. The Funds undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a copy.

NORTH SQUARE SPECTRUM ALPHA FUND

NORTH SQUARE MULTI STRATEGY FUND

NORTH SQUARE TACTICAL DEFENSIVE FUND

NORTH SQUARE TACTICAL GROWTH FUND

SERIES OF EXCHANGE PLACE ADVISORS TRUST

(formerly North Square Investments Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INFORMATION STATEMENT

NOTICE REGARDING SUB-ADVISER

An Important Notice Regarding the Internet Availability of this Information Statement is being mailed on or about March 20, 2025. This Information Statement is being made available to shareholders of the North Square Spectrum Alpha Fund, the North Square Multi Strategy Fund, the North Square Tactical Defensive Fund, and the North Square Tactical Growth Fund (each, a “Fund,” together, the “Funds”), each a series of Exchange Place Advisors Trust (formerly North Square Investments Trust) (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that North Square Investments, LLC (the “Adviser”) received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits, among other matters, the Adviser, subject to certain conditions, including the approval by the Trust’s Board of Trustees (the “Board”), and without approval by shareholders, to retain or replace an affiliated or non-affiliated sub-adviser (or sub-advisers).

This Information Statement Is For Informational Purposes Only And No Action Is Requested On Your Part. We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

THE FUNDS AND THEIR ADVISORY AGREEMENT

The Adviser, located at 200 West Madison Street, Suite 2610, Chicago, Illinois 60606, serves as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”), dated as of May 10, 2019, as amended, and most recently renewed, as amended, by the Board at its meeting held on September 24-25, 2024 (the “September Meeting”).

Under the Advisory Agreement, the Adviser, among other matters, makes recommendations as to the initial and ongoing engagement of a sub-adviser. Factors it considers with respect to the selection and retention of a sub-adviser include, among others: the qualifications of the sub-adviser’s investment personnel, its investment philosophy and process, risk management, its compliance program, and its long-term performance results. The Adviser also monitors the performance of the sub-adviser on an ongoing basis. As compensation for its services, the Adviser receives a management fee from each Fund and, from this management fee, the Adviser pays the sub-adviser a sub-advisory fee for each Fund. Sub-advisers serve pursuant to separate sub-advisory agreements with the Adviser under which the sub-adviser manages all or a portion of a fund’s investment portfolio, as determined by the Adviser.

CSM ADVISORS, LLC AND THE SUB-ADVISORY AGREEMENT

At a meeting held on December 3-4, 2024, the Board, including a majority of the Board members who are not interested persons of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), approved, pursuant to the Manager of Managers Order and in accordance with the recommendations of the Adviser, the novation, effective on December 20, 2024 (the “Effective Date”), of the Sub-Advisory Agreement between the Adviser and NSI Retail, LLC (“NSI Retail”) with respect to the Funds (the “Sub-

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Advisory Agreement”), to its affiliate CSM Advisors, LLC (“CSM” or the “Sub-Adviser”). Through the novation of the Sub-Advisory Agreement, CSM became the investment sub-adviser to each of the Funds and is responsible for day-to-day portfolio management. The novation was effected in connection with an internal restructuring in which all of NSI Retail’s advisory operations were transferred to CSM, including the provision of sub-advisory services to the Funds (the “Reorganization”). CSM began serving as the sub-adviser to the Funds on the Effective Date, pursuant to a Novation of Sub-Advisory Agreement by and among the Adviser, NSI Retail, CSM and the Trust, on behalf of the Funds, dated as of the Effective Date (the “Novation Agreement”). In connection with the appointment of CSM, there were no changes in: (i) the level of sub-advisory services provided to the Funds, including the manner in which each Fund is managed or operated, as contemplated by the Sub-Advisory Agreement with respect to each Fund; (ii) the personnel who are responsible for providing sub-advisory services, including those responsible for the portfolio management of each Fund; and (iii) the terms of the Sub-Advisory Agreement, including the compensation paid to the Funds’ sub-adviser.

Pursuant to the Novation Agreement, CSM assumed all of the rights, duties and obligations of NSI Retail under the Sub-Advisory Agreement. There were no changes made to the Sub-Advisory Agreement, including with respect to the sub-advisory fees to be paid under the Sub-Advisory Agreement. The Sub-Advisory Agreement will continue in effect from year to year with respect to a Fund only as long as such continuance is specifically approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting shares of a Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Adviser or the Sub-Adviser or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a majority of the outstanding voting shares of a Fund, or by the Sub-Adviser or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Adviser of its duties under the Sub-Advisory Agreement.

Management Fees Paid to the Adviser and Sub-Advisory Fees Paid to the Sub-Adviser

Under the Advisory Agreement, the Funds pay the Adviser an annual management fee, calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets:

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund	0.20%
North Square Multi Strategy Fund	0.00% for Fund assets invested in affiliated investment companies, and 0.50% for Fund assets invested in non-affiliated investment companies
North Square Tactical Defensive Fund	At an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of its average daily net assets over $150 million up to $500 million, and 0.85% of its average daily net assets over $500 million.
North Square Tactical Growth Fund	At an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of its average daily net assets over $150 million up to $500 million, and 0.85% of its average daily net assets over $500 million.
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Pursuant to the Sub-Advisory Agreement with NSI Retail, NSI Retail was entitled to receive an annual fee paid solely by the Adviser based on the applicable Fund’s average daily net assets as follows:

Fund	Contractual Sub-Advisory Fees As a Percentage of Average Daily Net Assets
North Square Spectrum Alpha Fund	0.14%
North Square Multi Strategy Fund[1]	0.00% - 0.25%
North Square Tactical Defensive Fund	At an annual rate of 0.875% of its average daily net assets up to $150 million, 0.70% of its average daily net assets over $150 million up to $500 million, and 0.595% of its average daily net assets over $500 million.
North Square Tactical Growth Fund	At an annual rate of 0.875% of its average daily net assets up to $150 million, 0.70% of its average daily net assets over $150 million up to $500 million, and 0.595% of its average daily net assets over $500 million.

1 The annual sub-advisory fee is calculated as follows: (i) 0.00% for Fund assets invested in other series of the Trust advised by the Adviser (“affiliated investment companies”) and (ii) 0.25% for Fund assets invested in non-affiliated investment companies.

The Sub-Advisory Agreement with NSI Retail was last approved by the Board at the September Meeting.

For the fiscal year ended May 31, 2024, each Fund paid the Adviser advisory fees based on its average daily net assets pursuant to the Advisory Agreement, net of any fee waivers in effect at that time, as follows:

Fund	Advisory Fees	As a % of Average Daily Net Assets
North Square Spectrum Alpha Fund	$440,081	0.55%
North Square Multi Strategy Fund[1]	$67,295	0.17%
North Square Tactical Defensive Fund	$705,339	1.20%
North Square Tactical Growth Fund	$4,983,209	1.00%

For the fiscal year ended May 31, 2024, the Adviser, in turn, paid NSI Retail sub-advisory fees (with waivers in effect at that time) based on each Fund’s average daily net assets pursuant to the prior sub-advisory agreement as follows:

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Fund	Sub-Advisory Fees Paid to NSI Retail	Sub-Advisory Fee as a % of Average Daily Net Assets	Estimated Sub-Advisory Fees That Would Instead Have Been Paid to CSM if its Sub-Advisory Agreement Had Been in Effect for the Fiscal Year Ended 5/31/24, in Dollars and as a % of Average Daily Net Assets of the Fund During the Fiscal Year Ended 5/31/24		Difference in the Sub-Advisory Fee During the Fiscal Year Ended 5/31/24 and the Estimated Sub-Advisory Fees, in Dollars and as a % of Sub-Advisory Fees Paid During Fiscal Year Ended 5/31/24
North Square Spectrum Alpha Fund	$112,270	0.04%	$112,270	0.04%	$0 0%
North Square Multi Strategy Fund	$33,648	0.18%	$33,648	0.18%	$0 0%
North Square Tactical Defensive Fund	$634,804	1.08%	$634,804	1.08%	$0 0%
North Square Tactical Growth Fund	$4,484,888	0.90%	$4,484,888	0.90%	$0 0%

INFORMATION ABOUT CSM

CSM is located at 2000 Ericsson Drive, Suite 100, Warrendale, Pennsylvania 15086. CSM is an affiliate of, and under common control with, the Adviser and is an institutional fixed income manager focused on the higher quality segments of the fixed income marketplace and an investment adviser registered with the SEC. As of December 31, 2024, CSM managed approximately $8.6 billion in assets.

On the Effective Date, all of NSI Retail’s advisory operations were transferred to CSM as part of the Reorganization. NSI Retail and CSM are 100% owned indirect subsidiaries of CSM Holdings, LLC. NSI HoldCo, LLC is a control person of CSM Holdings, LLC.

The following table provides information on the principal executive officers and directors of CSM:

Name	Title/Responsibilities	Address
Mark Goodwin	Chairman	200 West Madison Street Suite 2610 Chicago, IL 60606
Mark Gensheimer	President	2000 Ericsson Drive Suite 100 Warrendale, PA 15086
Bradley Cox	Chief Financial Officer	2000 Ericsson Drive Suite 100 Warrendale, PA 15086
Alan Molotsky	Chief Legal Officer	200 West Madison Street Suite 2610 Chicago, IL 60606
Ulf Skreppen	Chief Operating Officer and Chief Compliance Officer	2000 Ericsson Drive Suite 100 Warrendale, PA 15086
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CSM is not an investment adviser to any other registered investment companies with investment objectives similar to those of the Funds.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of the Sub-Adviser. In addition, since the beginning of the Trust’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which the Sub-Adviser or any other person directly or indirectly controlling, controlled by, or under common control with the Sub-Adviser, was or is to be a party. Since the beginning of the Trust’s most recently completed fiscal year, none of the Trustees purchased or sold securities of the Sub-Adviser or any other person directly or indirectly controlling, controlled by, or under common control with the Sub-Adviser.

Board Consideration and Approval of the Subadvisory Agreement

Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of the independent trustees, initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At the December 3-4, 2024 Board Meeting (the “Meeting”), the Board, including separately the Independent Trustees, unanimously voted to approve the novation, effective on December 20, 2024, of the Sub-Advisory Agreement on behalf of each Fund, to its affiliate CSM, following the Reorganization.

At the Meeting, it was noted that NSI Retail and CSM are controlled by the same parties through NSI Holdco, LLC, and are both affiliates of, and under common control with, the Adviser and that the Funds’ portfolio managers and analysts have been employees of CSM, and the operational and compliance functions for NSI Retail have all been performed by employees of CSM. It was noted that the Reorganization would not involve any change in personnel or responsibilities and would not impact the services currently being provided by NSI Retail to the Funds. It was noted that, following the Reorganization, NSI Retail would be de-registered as an investment adviser with the SEC.

The Board noted the memorandum of the Adviser’s counsel which addressed whether the Reorganization would cause an assignment of the Sub-Advisory Agreement among NSI Retail, the Adviser and the Funds within the meaning of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that would result in the termination of the Sub-Advisory Agreement. It was noted that, in the opinion of the Adviser’s counsel, based on the facts of the Reorganization, that the Reorganization would not result in an assignment of the Sub-Advisory Agreement under either the 1940 Act or the Advisers Act due to Adviser’s counsel’s opinion that the Reorganization would not involve (i) a change of actual control of either NSI Retail or CSM or (ii) a change of actual management of NSI Retail or CSM.

In determining whether to approve the Novation Agreement, the Board noted that NSI Retail and CSM had recently provided the Board with information relating to its deliberations in connection with the renewal of sub-advisory agreements with respect to certain funds of the Trust at the Board’s June 25-26, 2024 Meeting and the September Meeting, respectively, including recent 15(c) response letters which included information regarding the operations of NSI Retail and CSM, respectively. It was noted that each of NSI Retail and CSM were sent requests to update this information that had been previously provided to the Board with any changes that have occurred since the September Meeting that are applicable to NSI Retail, CSM or the Funds, as well as any other information that NSI Retail or CSM believed may be relevant to the Board’s consideration and approval of the Novation Agreement with respect to the Funds. The Board took into account the information it had previously received and the considerations and determinations the Board had made in connection with the Board’s approval of the renewal of the Sub-Advisory Agreement with respect to each of the Funds at the September Meeting. The Board reviewed and discussed NSI Retail’s and CSM’s responses to the Independent Trustees’ request for any updated information and discussed various questions and information with representatives of the Adviser and the Sub-Adviser at the Meeting. At the Meeting, after considering the information provided by the Adviser and its counsel and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent trustee counsel, the Board, including the Independent Trustees acting separately, concluded that approval of the Novation Agreement with respect to each Fund was in the best interest of each Fund and its shareholders.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator, transfer agent and fund accountant of the Funds.

Principal Underwriter

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter and distributor of the Funds.

Brokerage Commissions

For the fiscal year ended May 31, 2024, the Funds paid the following in brokerage commissions:

Fund	Brokerage Commissions
North Square Spectrum Alpha Fund	$247
North Square Multi Strategy Fund[1]	$171
North Square Tactical Defensive Fund	$13,897
North Square Tactical Growth Fund	$67,029

No brokerage commissions were paid to any affiliated brokers. For the fiscal year ended May 31, 2024, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or a sub-adviser.

FINANCIAL INFORMATION

The Funds’ most recent annual report and semiannual report, including financial statements, are available upon request, without charge, by contacting your financial intermediary, writing to North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling 855-551-5521. Copies are also available on the website www.northsquareinvest.com.

SHARE OWNERSHIP

As of March 6, 2025, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

As of March 6, 2025, the shareholders below owned beneficially or of record 5% of more of the Class I shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
North Square Spectrum Alpha Fund Class A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	8.69%	Record
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Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	8.34%	Record
North Square Spectrum Alpha Fund Class I
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	22.86%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	20.18%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	15.46%	Record
Raymond James and Associates Inc. Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	7.03%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	6.18%	Record
North Square Multi Strategy Fund Class A
Raymond James and Associates Inc. Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	15.47%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB Plaza 2, 3rd Floor Jersey City, NJ 07311	Morgan Stanley	DE	12.32%	Record

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National Financial Services LLC For the Exclusive benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	7.07%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	5.01%	Record
North Square Multi Strategy Fund Class I
Raymond James and Associates Inc. Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	16.99%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	16.82%	Record
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	11.99%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB Plaza 2, 3rd Floor Jersey City, NJ 07311	Morgan Stanley	DE	10.68%	Record
Pershing LLC Mutual Fund Operations FBO Project National 95 Christopher Columbus Dr Jersey City, NJ 07302-2978	Pershing Group LLC	DE	8.49%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	7.72%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	7.21%	Record
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North Square Tactical Growth Fund Class A
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	17.55%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	15.13%	Record
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	14.15%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	12.80%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	10.63%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	8.85%	Record
North Square Tactical Growth Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	36.14%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	22.30%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	10.72%	Record
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National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	9.59%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	9.43%	Record
Raymond James and Associates Inc. Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	5.38%	Record
North Square Tactical Growth Fund Class I
Raymond James and Associates Inc. Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	16.26%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	17.17%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	16.41%	Record
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	10.25%	Record
Pershing LLC Mutual Fund Operations FBO Project National 95 Christopher Columbus Dr Jersey City, NJ 07302-2978	Pershing Group LLC	DE	8.65%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Merrill Lynch & Co., Inc.	DE	8.02%	Record
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Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	7.19%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	5.56%	Record
North Square Tactical Defensive Fund Class A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	16.42%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	11.99%	Record
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	11.60%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	9.09%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	6.68%	Record
North Square Tactical Defensive Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Wells Fargo Advisors, LLC	DE	55.59%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	25.20%	Record
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LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	8.01%	Record
North Square Tactical Defensive Fund Class I
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR, LLC	DE	58.87%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	LPL Holdings, Inc.	CA	10.94%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	8.15%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Pershing Group LLC	DE	6.53%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	UBS Americas Inc.	DE	6.52%	Record

SHAREHOLDER PROPOSALS

The Funds are not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to a Fund in a reasonable time prior to the solicitation of proxies for any such meetings.

HOUSEHOLDING

If you request a mailed copy of this information statement, the Funds will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders.  If you need additional copies of this information statement and you are a holder of record of your shares, please contact the Funds in writing at North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling 855-551-5521.  If your shares are held in broker street name, please contact your financial intermediary to obtain additional copies of this information statement.  If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at North Square Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-

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0707 or calling 855-551-5521, or contact your financial intermediary. The Funds undertake to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered.

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